UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

Commission File No. 1-768

CATERPILLAR INC.
(Exact name of Registrant as specified in its charter)

Delaware	37-0602744
(State or other jurisdiction of incorporation)	(IRS Employer I.D. No.)

100 NE Adams Street, Peoria, Illinois	61629
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (309) 675-1000

Securities registered pursuant to Section 12(b) of the Act:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

This Current Report on Form 8-K (“Current Report”) is being filed by Caterpillar Inc. (herein referred to as “Caterpillar,” “we,” “us,” “our,” or the “Company”) to retrospectively adjust certain financial information and related disclosures contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed on February 16, 2016 ("2015 Form 10-K"), as described below.

Change in Accounting Principle

As we disclosed in our 2015 Form 10-K, effective January 1, 2016, we changed our accounting principle for recognizing actuarial gains and losses and expected returns on plan assets for our defined benefit pension and other postretirement benefit plans. Prior to 2016, actuarial gains and losses were recognized as a component of Accumulated other comprehensive income (loss) and were generally amortized into earnings in future periods. Under the new principle, actuarial gains and losses will be immediately recognized through net benefit cost upon the annual remeasurement in the fourth quarter, or on an interim basis as triggering events warrant remeasurement. In addition, we have changed our policy for recognizing the expected returns on plan assets from a market-related value method (based on a three-year smoothing of asset returns) to a fair value method. We believe these changes are preferable as they accelerate the recognition of changes in fair value of plan assets and actuarial gains and losses in our Consolidated Statement of Results of Operations, provide greater transparency of our economic obligations in accounting results and better align with the fair value principles by recognizing the effects of economic and interest rate changes on pension and other postretirement benefit assets and liabilities in the year in which the gains and losses are incurred. These changes have been applied retrospectively to all periods presented.

Change in Segment Reporting

Effective January 1, 2016, we made the following changes to our segment reporting to reflect changes in organizational accountabilities and refinements to our internal reporting.

•	Responsibility for remanufacturing of Cat engines and components and responsibility for on-highway vocational trucks moved from the All Other operating segments to Energy & Transportation.

•	Responsibility for forestry and paving products moved from All Other operating segments to Construction Industries.

•	Responsibility for industrial and waste products moved from All Other operating segments to Resource Industries.

•
Internal charges for component manufacturing and logistics services provided by All Other operating segments to Construction Industries, Resource Industries and Energy & Transportation in excess of cost have been adjusted to approximate cost, resulting in a reduction in profit in the All Other operating segments and corresponding increases in profit in the other three segments.

•
Costs that previously had been included in Machinery, Energy & Transportation (ME&T) Corporate costs, primarily for company-wide strategies such as information technology and manufacturing process transformation, have been included in the ME&T operating segments that benefit from the costs.

Segment information for all periods presented has been retrospectively adjusted to conform to the 2016 presentation.

Adoption of New Accounting Guidance

In addition, effective January 1, 2016, the Company adopted Financial Accounting Standards Board Accounting Standards Update (ASU) No. 2015-03 “Interest - Imputation of Interest (Topic 835-30): Simplifying the Presentation of Debt Issuance Costs,” No. 2015-07 "Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)" and early adopted ASU No. 2015-17 “Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes,” and applied the changes retrospectively to all periods presented.

To reflect all of the changes noted above, the following Items of the 2015 Form 10-K are being adjusted retrospectively (which Items as adjusted are attached as Exhibits hereto and incorporated by reference herein):

•	Part I, Item 1. Business;

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data from Caterpillar Inc.'s Annual Report on Form 10-K for the year ended December 31, 2015.

This Current Report does not reflect events that may have occurred subsequent to the original filing date of the 2015 Form 10-K, and does not modify or update in any way the disclosures made in the 2015 Form 10-K other than as required to retrospectively reflect the change in accounting principle, changes to segment reporting, and changes from the adoption of new accounting guidance, as described above. All other information in the 2015 Form 10-K remains unchanged. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2015 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or becoming known to management subsequent to the date of filing of the 2015 Form 10-K. The information in this Current Report with respect to the Company should be read in conjunction with the 2015 Form 10-K and the subsequent Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2016, filed on May 2, 2016. For information on developments since the filing of the 2015 Form 10-K, please refer to the Company's subsequent filings with the Securities and Exchange Commission. The information contained in this Current Report on Form 8-K is not an amendment to, or a restatement of, the 2015 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

12	Computation of Ratios of Earnings to Fixed Charges
23	Consent of Independent Registered Public Accounting Firm
99.1	Part I, Item 1. Business
99.2	Part II, Item 6. Selected Financial Data
99.3	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.4	Part II, Item 8. Financial Statements and Supplementary Data from Caterpillar Inc.'s Annual Report on Form 10-K for the year ended December 31, 2015.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CATERPILLAR INC.
(Registrant)

May 16, 2016	By:	/s/ James B. Buda
James B. Buda, Executive Vice President, Law and Public Policy

EXHIBIT INDEX

Exhibit No.	Description

12	Computation of Ratios of Earnings to Fixed Charges

23	Consent of Independent Registered Public Accounting Firm

99.1	Part I, Item 1. Business

99.2	Part II, Item 6. Selected Financial Data

99.3	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.4	Part II, Item 8. Financial Statements and Supplementary Data from Caterpillar Inc.'s Annual Report on Form 10-K for the year ended December 31, 2015

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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